SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS
The date of this supplement is December 8, 2021.

MFS® Blended Research® Growth Equity Fund

The Board of Trustees of the fund has approved a proposal to reclassify the fund from diversified to non-diversified. This proposal is subject to approval by the shareholders of the fund at a special shareholder meeting expected to be held on or about March 7, 2022. Proxy materials describing the proposal and the rationale for the proposal are expected to be sent to shareholders of the fund in January 2022. No assurance can be given that shareholder approval will occur.
Generally, a non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund.
If approved, the fund currently anticipates that the reclassification would take effect as soon as practicable following the special shareholder meeting, at which time the fund's prospectus and Statement of Additional Information will be updated to reflect the fund's non-diversified status and the risks related to operating as a non-diversified fund.

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